UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 28, 2005

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20618 (Commission File Number)	65-0328006 (IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)

(561) 994-6015
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On April 28, 2005, RailAmerica, Inc. (the “Company”) issued a press release announcing the Company’s results for the first quarter ended March 31, 2005. In addition, the Company will be holding a conference call on April 28, 2005, at 10:00am Eastern time along with posting a presentation that will be used during the conference call on the Company’s website. The purpose of this Form 8-K is to furnish such press release and presentation. Attached as exhibits to this Current Report on Form 8-K are the press release issued by the Company including the first quarter 2005 results of operations and the text of the presentation that will be given on the conference call. These exhibits are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

      On April 28, 2005, RailAmerica, Inc. (the “Company”) issued a press release announcing the Company’s results for the first quarter ended March 31, 2005. In addition, the Company will be holding a conference call on April 28, 2005, at 10:00am Eastern time along with posting a presentation that will be used during the conference call on the Company’s website. The purpose of this Form 8-K is to furnish such press release and presentation. Attached as exhibits to this Current Report on Form 8-K are the press release issued by the Company including the first quarter 2005 results of operations and the text of the presentation that will be given on the conference call. These exhibits are incorporated herein by reference.

      The attached press release and presentation contain forward-looking statements regarding future events and the performance of RailAmerica, Inc. that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, fuel costs, foreign currency risks, weather, Class I congestion, failure to successfully integrate recent acquisitions, failure to service debt, economic conditions, customer demand, increased competition in the relevant market, tax benefits and others. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the attached press release and presentation.

      The information in this Form 8-K and the Exhibits attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated April 28, 2005, issued by RailAmerica, Inc. announcing its first quarter 2005 operating results.

99.2	Presentation to be given on April 28, 2005, at 10:00am EST as part of the first quarter 2005 earnings conference call.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.
Date: April 28, 2005	By:	/s/ Michael J. Howe
		Name:	Michael J. Howe
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)